                                                                    EXHIBIT 10.4

                            AGREEMENT TO ADD LENDER
                            -----------------------


          THIS AGREEMENT TO ADD LENDER (the "Agreement"), dated as of September 25, 1997, is by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), FIRST BANK NATIONAL ASSOCIATION, as agent (the "Agent") for the Lenders party to the Second Amended and Restated Credit Agreement described below, and BANK ONE, TEXAS, N.A. (the "Additional Lender").

                                    Recitals
                                    --------

     A. The Company, the Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of July 31, 1997 (the "Credit Agreement").

     B. The Company and the Agent desire to add the Additional Lender as a party thereto with a Warehousing Commitment as herein set forth.

     C. This Agreement is delivered to the Agent by the Company and the Additional Lender pursuant to Section 8.06(b) of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   Article I
                                   ---------

                                  Definitions
                                  -----------

     Section 1.01.  Incorporated Definitions.  Capitalized terms used in this
                    ------------------------
Agreement, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement.


                                   Article II
                                   ----------

                        Concerning the Additional Lender
                        --------------------------------

     Section 2.01.  Status as a Lender.  Effective as of September 25, 1997, the
                    ------------------
Additional Lender shall be and is a Lender under the Credit Agreement and shall and does have all of the rights, privileges and benefits of a Lender under the Credit Agreement and the Loan Documents, and all of the duties of a Lender thereunder, in each case as if the Additional Lender had been a Lender initially a party to the Credit Agreement.

     Section 2.02.  Commitment.  The Warehousing Commitment of the Additional
                    ----------
Lender shall be TWENTY-FIVE MILLION DOLLARS ($25,000,000.00). Schedule 1.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 1.01(b) hereto.

                                  Article III
                                  -----------

                              Conditions Precedent
                              --------------------

     Section 3.01.  Delivery of Documents.  The obligation of the Additional
                    ---------------------
Lender to make its initial Advance shall be subject to the delivery to the Agent by the Company of the following documents:

     (a) a promissory note in the form of Exhibit F to the Credit Agreement, payable to the Additional Lender, in the principal amount of the Additional Lender's Warehousing Commitment;

     (b) a certificate of the Secretary or Assistant Secretary of the Company certifying (i) resolutions of the Company's Board of Directors authorizing the execution, delivery and performance of this Agreement and the Additional Lender's Warehousing Note and identifying the officers of the Borrower authorized to sign such instruments, and (ii) specimen signatures of the officers so authorized; and

     (c) such other documents as the Agent or the Additional Lender may reasonably request.

                                   Article IV
                                   ----------

                                 Miscellaneous
                                 -------------

     Section 4.01.  Applicable Law.  This Agreement shall be governed by and
                    --------------
construed in accordance with the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

     Section 4.02.  Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date first above written.

                                    NEW CENTURY MORTGAGE CORPORATION


                                    By /s/ BRAD A. MORRICE
                                       ---------------------------------
                                       Its Chief Executive Officer
                                           -----------------------------


                                    RESIDENTIAL FUNDING CORPORATION


                                    By _________________________________
                                       Its _____________________________

                                    Address for Notices:
                                    -------------------

                                    10 Universal City Plaza
                                    Suite 2100
                                    Universal City, CA  91608
                                    Attention:  Wendy Joseph
                                    Telephone:  (818) 753-4430
                                    Telefacsimile:  (818) 985-7344


                                    FIRST BANK NATIONAL
                                    ASSOCIATION, as Agent


                                    By _________________________________
                                       Its _____________________________

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date first above written.

                                    NEW CENTURY MORTGAGE CORPORATION


                                    By _________________________________
                                       Its _____________________________


                                    RESIDENTIAL FUNDING CORPORATION


                                    By /s/ WENDY JOSEPH
                                       ---------------------------------
                                       Its Director
                                           -----------------------------

                                    Address for Notices:
                                    -------------------

                                    10 Universal City Plaza
                                    Suite 2100
                                    Universal City, CA  91608
                                    Attention:  Wendy Joseph
                                    Telephone:  (818) 753-4430
                                    Telefacsimile:  (818) 985-7344


                                    FIRST BANK NATIONAL
                                    ASSOCIATION, as Agent


                                    By _________________________________
                                       Its _____________________________

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date first above written.

                                    NEW CENTURY MORTGAGE CORPORATION


                                    By _________________________________
                                       Its _____________________________


                                    RESIDENTIAL FUNDING CORPORATION


                                    By _________________________________
                                       Its _____________________________

                                    Address for Notices:
                                    -------------------

                                    10 Universal City Plaza
                                    Suite 2100
                                    Universal City, CA  91608
                                    Attention:  Wendy Joseph
                                    Telephone:  (818) 753-4430
                                    Telefacsimile:  (818) 985-7344


                                    FIRST BANK NATIONAL
                                    ASSOCIATION, as Agent


                                    By /s/ EDWIN D. JENKINS
                                       ---------------------------------
                                       Its Vice President
                                           -----------------------------

                                                             SCHEDULE 1.01(b) TO
                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT



                                BANK COMMITMENTS
                                ----------------

                                                      Working
                                      Warehousing     Capital
Bank                                  Commitment     Commitment
----                                 -------------   ----------

First Bank National Association       $100,000,000   $4,000,000

Guaranty Federal Bank, F.S.B.        $ 50,000,000        0

Comerica Bank California, Inc.        $ 15,000,000        0

First Union National Bank             $ 25,000,000        0

Residential Funding Corporation       $ 25,000,000        0

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                       Exhibit F

                                PROMISSORY NOTE
                                ---------------
                               (Warehousing Note)

                                                              September 18, 1997
$25,000,000                                               Minneapolis, Minnesota


          FOR VALUE RECEIVED, NEW CENTURY MORTGAGE CORPORATION, a California corporation, hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION ("RFC") at the main office of the Agent in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to), the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000) or the aggregate unpaid principal amount of all Warehousing Loans made by RFC pursuant to the Credit Agreement described below, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times as are specified in the Credit Agreement. Interest (computed on the basis of actual days elapsed and a year of 360 days) shall be payable at said office at the times specified in the Credit Agreement.

          Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

          This note is one of the Warehousing Notes referred to in the Second Amended and Restated Credit Agreement dated as of July 31, 1997, between the undersigned, RFC, the other banks party thereto and First Bank National Association, as Agent (as the same may be amended, modified or restated from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement. This note is subject to certain mandatory and voluntary prepayments and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

          The undersigned hereby waives diligence, presentment, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind whatsoever. The nonexercise by RFC of any of its rights hereunder or under the other Loan Documents in any particular instance shall not constitute a waiver thereof in any subsequent instance.

          This note is entitled to the benefit of the Guaranty, the Pledge and Security Agreement and the other Loan Documents.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF BUT GIVING EFFECT TO FEDERAL LAWS

APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

          Notwithstanding the foregoing paragraphs and all other provisions of this note and the Credit Agreement, none of the terms and provisions of this note or the Credit Agreement shall ever be construed to create a contract to pay to RFC, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by RFC to the undersigned under applicable state or federal law from time to time in effect, and the undersigned shall never be required to pay interest in excess of such maximum amount. If, for any reason, interest is paid hereon in excess of such maximum amount (whether as a result of the payment of this note prior to its maturity or otherwise), then promptly upon any determination that such excess has been paid RFC will, at its option, either refund such excess to the undersigned or apply such excess to the principal owing hereunder. All interest paid shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period of the Company's credit relationship with RFC until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the maximum rate of interest permitted by applicable law.


                              NEW CENTURY MORTGAGE CORPORATION


                              By _______________________________________
                                 Its ___________________________________